SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )

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Filed by a Party other than the Registrant [_]

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[X] Definitive Proxy Statement
[_] Definitive Additional Materials

Daxor Corporation
(Name of Registrant as Specified In Its Charter)

——————————————————————————————
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DAXOR CORPORATION

350 FIFTH AVENUE, SUITE 7120

NEW YORK, NY 10118

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 14, 2006

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of DAXOR CORPORATION (the “Company”) will be held at the principal office of the Company, 350 Fifth Avenue (Empire State Building), Suite 7120, New York City, on Wednesday, June 14, 2006 at 5 p.m., Eastern Daylight Time, for the following purposes:

1.	To elect a board of six directors, each to serve for a term of one year and until his successor shall have been duly elected and qualified.
2.	To transact such other business as may properly come before the meeting, or any adjournment thereof.

By Order of the Board of Directors,

Diane M. Meegan
Corporate Secretary

April 28, 2006

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WISH YOUR SHARES TO BE VOTED, PLEASE SIGN, DATE AND MAIL THE ACCOMPANYING FORM OF PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

TABLE OF CONTENTS

PAGE
ABOUT THE MEETING	1
What is the purpose of the annual meeting?
Who is entitled to vote?
What constitutes a quorum?
How do I vote?
Can I change my vote after I submit my proxy card?
What are the Board’s recommendations?
What is the Company’s policy with respect to Board member attendance at the annual meeting of shareholders?

STOCK OWNERSHIP	2
How much stock do the Company directors and director nominees own?
Section 16(a) Beneficial Ownership Reporting Compliance

ITEM 1- ELECTION OF DIRECTORS	3,4,5
Directors Standing for Election

ITEM 2- RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

DIRECTORS COMPENSATION	5
How are directors compensated?
How often did the Board meet during fiscal 2005?

OFFICERS
Company Officers	5,6

EXECUTIVE COMPENSATION
Executive Compensation Summary Table	7

STOCK OPTIONS	7

THE AUDIT COMMITTEE
Audit Committee	7,8
Report of the Audit Committee	9
Audit Fees	9
Investment Risk Management	9

PERFORMANCE GRAPHS	11

OTHER MATTERS	12

ADDITIONAL INFORMATION	12

DAXOR CORPORATION

350 Fifth Avenue, Suite 7120

New York, NY 10118

PROXY STATEMENT

The accompanying proxy is solicited by and on behalf of the Board of Directors of Daxor Corporation, a New York Corporation (the “Company”), for use at the Annual Meeting of Shareholders to be held at the principal office of the Company, 350 Fifth Avenue, Suite 7120, New York City, on Wednesday, June 21, 2006 at 5:00 p.m., Eastern Daylight Time (the “Meeting”), or any adjournment thereof. Shareholders of record at the close of business on April 25, 2006 will be entitled to vote at the meeting.

ABOUT THE MEETING

What is the purpose of the annual meeting?

At the Company’s annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors and the stock option plan. In addition, the Company’s management will report on the performance of the Company during 2005 and respond to questions from the stockholders.

Who is entitled to vote?

Only stockholders of record at the close of business on the record date, May 8, 2006 are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or at any time and date to which the annual meeting may be properly adjourned or postponed. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date April 25, 2006, shares of common stock of the Company were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

The Company will solicit proxies by mail. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of the shares held of record by such persons, and the Company will reimburse them for the reasonable out-of-pocket expenses incurred by them in doing so.

Can I change my vote after I return my proxy card?

The shares represented by the accompanying proxy will be voted as directed with respect to the election of directors or, if no direction is indicated, will be voted in favor of election as directors of the nominees listed below. Each proxy executed and returned by a shareholder may be revoked at any time hereafter by giving written notice of such revocation to the Secretary of the Company, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of the Board of Directors. The Board’s recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote for election of the nominated slate of directors and approval of the stock option plan.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, at their own discretion.

The 10K Financial Statement for the fiscal year ended December 31, 2005 including financial statements, is being sent to shareholders on or before the date of this Proxy Statement which is the approximate date on which the Proxy Statement and form of proxy are first being sent or given to shareholders. The 2005 Annual Report will be sent under separate cover.

The Board of Directors of the Company, on the recommendation of its audit committee consisting of a majority of independent directors, has selected the firm of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. Certified Public Accountants, as the principal accountants for the current fiscal year. They have served in such capacity since 2005.

What is the Company’s policy with respect to Board member attendance at annual meetings of stockholders?

Board members are encouraged to attend the Company’s annual meetings of stockholders. Six of the Company’s six board members attended the 2005 annual meeting of stockholders.

STOCK OWNERSHIP

How much stock do the Company’s directors and director nominees own?

On March 31, 2006, the Company had issued and outstanding 4,630,426 shares of common stock, par value $.01 per share (“Common Stock”), each of which entitled the holder to one vote. Voting is not cumulative.

The following table sets forth information as of April 19, 2006, with respect to all shareholders known by the Company to be beneficial owners of more than 5% of the outstanding Common shares, all Directors and all Director nominees as a group. Except as noted below, each shareholder has sole voting and investment power with respect to shares owned.

Name of	Number of Common
Beneficial Owner	Shares Beneficially Owned	Percent

Joseph Feldschuh, M.D.	3,104,629	67.0%
Robert Willens	5,600
Martin S. Wolpoff	2,000
James A. Lombard	1,500
Stephen Valentine, RA	500
Philip Hudson	133,000
All directors and nominees
as a group	3,247,229	70.1%

Directors, including the President, have options totaling 20,000 shares of Daxor stock exercisable at $17.85 to $25.32/share

Number of Options
Name	Granted
Joseph Feldschuh, M.D	4,000
Philip Hudson	1,000
James A. Lombard	500
Stephen Valentine, RA	1,000
Robert Willens	8,000
Martin S. Wolpoff	1,000

(1) The percentage ownership calculation of each beneficial owner has been made on the basis of outstanding shares of the Corporation’s Common Stock as of the record date.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE Based upon a review of the filings with the Securities and Exchange Commission, the Company believes that all of the Company’s directors and executive officers complied during 2005 with the reporting requirements of Section 16(a) of the Securities Act of 1934.

Item I.	Nomination of Board of Directors

The Board of Directors has an Audit Committee and a Compensation and Stock Option Committee. The Board does not have a standing nominating committee or a charter with respect to the process for nominating directors for election to the Company’s Board of Directors. The Company qualifies as a “controlled company” under American Stock Exchange (“AMEX”) rules, as Joseph Feldschuh, M.D. controls more than 50% of the Company’s voting power, as evidenced by the Company’s ownership records. As a result, The Amex continued listing standards do not require the Company to have a nominating committee or a written charter. Shareholders and members of the Company’s Board submit nominees for election to the Company’s Board of Directors to the entire Board for its consideration.

Item II. Election of Directors

Shareholders are being asked to elect an entire board of six directors to serve on the Board of Directors of Daxor Corporation to hold office until the next annual meeting or until their successors shall have been duly elected and shall have qualified. The proxies will vote all proxies received “FOR” the election as directors of the nominees listed below if no direction to the contrary is given. In the event that any nominee is unable to serve, the proxy solicited herewith may be voted, in the discretion of the proxies, for the election of another person in his stead. The Board of Directors knows of no reason to anticipate that this will occur.

The following table sets forth the name, age, current and past five years business experience, directorship, and positions held with the Company by each person nominated for election as director.

	Principal Occupation and	Director Continuously
Name and Age	Position with the Company	Since

Joseph Feldschuh, M.D., 70	Chairman of the Board of Directors	1974
	and President of the Company (1)
James Lombard, 71	Director of Administrative Services	1989
	Division, New York City Council
	(Retired), Director (2)
Martin S. Wolpoff, 63	Educational Consultant,	1989
	Director, Administration Community
	School District (Retired), Director (3)
Robert Willens, 59	Managing Director, Capital	2002
	Markets, Lehman Brothers, Inc.,
	Director (4)
Stephen Valentine, RA, 52	President and Owner of
	Stephen Valentine Architect (5)	2004
Philip N. Hudson, 55	Minister, former registered principal
	w/NASD (6)	2005

(1)

Joseph Feldschuh, M.D. has been President of Daxor since 1974. He is on the staff of Montefiore Medical Center. From 1966 to 1983, Dr. Feldschuh was Director of the Cardiac Metabolic Laboratory at Metropolitan Hospital. He has been a Clinical Associate Professor in both medicine and pathology at New York Medical College and an Assistant Clinical Professor at Cornell Medical School. He performed the basic research at the College of Physicians and Surgeons (Columbia University) on the measurement and prediction of normal human blood volume. He is the co-inventor of the BVA-100 Blood Volume Analyzer and the inventor of the quantitative injection kit for the BVA-100. Originally trained in Endocrinology, he is Board Certified in Cardiology and Internal Medicine. Dr. Feldschuh is the Chief Scientist for the Company. He has been personally involved in measuring blood volume on more than 4,000 patients during his medical career. It is believed that Dr. Feldschuh has performed blood   volume measurements on more patients than any other physician in the United States. In addition to his duties as Chief Scientist, Dr. Feldschuh is also responsible for managing the Company’s investment portfolio, which is an important source of income for the Company’s operations.

(2)*

James A. Lombard holds an undergraduate degree in Business Administration (BBA) from Iona College and a Masters Degree (MBA) in Marketing, Banking, and Finance from New York University Graduate School of Business Administration. Mr. Lombard recently retired as Director, Administrative Services Division, City Council of New York and actively participates in civic and community affairs. Prior to joining the City Council, he worked in the field of banking holding various administrative positions with Citicorp and other major banking institutions.

(3)*

Martin S. Wolpoff holds B.A., M.A. and M.S. degrees from the City University of New York. He has been active in community affairs since the 1970’s. He has served on his local community board (as a member for over two decades and its chair for three years), community school board (member for nine years, president for three), Community Development Corporation (member for almost 10 years), and a member of the community advisory board for a New York City hospital. Mr. Wolpoff is retired from the New York City public school system, having served since 1965 as an educator, supervisor and administrator. He is currently an educational consultant, an adjunct university professor and the non-medical member of the Institutional Review Board at a local hospital

(4)*

Robert Willens is a Managing Director in the Capital Markets department at Lehman Brothers, Inc., in New York. Mr. Willens specializes in tax and accounting issues and in this capacity advises most areas of the firm regarding the optimal structures for corporate capital transactions. In addition, he has been instrumental in developing certain financial “products” with a view towards insuring that these products will provide clients with the desired tax and accounting results. Prior to joining Lehman Brothers (in 1987), Mr. Willens was a tax partner in the New York office of what was then known as Peat Marwick. Mr. Willens is a prolific author and has written Taxation of Corporate Capital Transactions, as well as over 200 articles for various professional journals. Each year of the past 10 years, Mr. Willens has been named to Institutional Investor’s “All-American Research” Team. Mr. Willens has been selected, on four different occasions, as one of the 100 “Most Influential Accountants” in the United States by Accounting Today . Mr. Willens serves as Adjunct Professor (Finance Department) at Columbia University’s Graduate School of Business where he teaches the course entitled “Investment Banking Tax Factors.”

(5)	Stephen Valentine, RA has contributed to the design of major commercial and institutional projects worldwide for more than two decades. At I.M. Pei and Partners, Mr. Valentine served as a senior architect and design team member for the highly-acclaimed United States HolocaustMemorial Museum in Washington D.C., and for New York’s Jacob Javits Convention and Exhibition Center, the world’s largest space-frame structure. Mr. Valentine was a senior design architect for the Hong Kong Convention and Exhibition Center, the landmark structure that was the host site in 1997 for the transfer of governmental authority from the United Kingdom to the People’s Republic of China. His current project, Timeship, will be the world’s first comprehensive facility devoted to life extension research that includes cryopreservation for both extinct and near extinct species, DNA, semen, eggs, embryos, and human organs for transplant. Mr. Valentine has taught at Pratt Institute as an adjunct professor in architecture for more than 12 years, where he previously received his Bachelor of Architecture in 1977. He is a recipient of the American Institute of Architects’ School Medal.

(6)

Philip N. Hudson earned his undergraduate degree in Business Administration (BBA) from Trinity University (San Antonio, TX) in 1972. He started in the brokerage industry in 1973 as a securities and commodities broker. In 1980 he became a Registered Principal with the NASD and started his own brokerage firm. He has since left the industry. He is a partner in oil and gas ventures, which he oversees. For 6 years prior to joining the Board of Directors, he has served as an unpaid advisor to the company. Mr. Hudson has been a continual holder of Daxor stock since 1996. Since 1985 he has volunteered his time in the pastoral ministry, with his wife, at Community Bible Church in San Antonio.

*	(member of the Audit Committee)

DIRECTORS COMPENSATION

How are directors compensated?

For the year ended December 2005, the Company paid Directors $1,000 plus $500 for each meeting attended, plus expenses. The Company anticipates paying fees to Directors up to a maximum of $3,500 per year to each non-employee director. An employee director receives no fees for Board participation.

How often did the Board meet during fiscal 2005?

The Board of Directors met four times during 2005, of which 4 out of the 5 directors were in attendance at all of the meetings.

OFFICERS

STEPHEN FELDSCHUH, Chief Financial Officer and Vice President of Operations, earned his undergraduate degree in Business Administration (BS) from Boston University in 1988. He obtained his Master’s degree (MBA) in Finance from Baruch College in 1997. After graduating college, he worked for Bear Sterns & Merrill Lynch as a Commodity Broker & Futures Trader. From 1992 to 1997, he joined Daxor as Operations Manager with various responsibilities including Quality Assurance of the laboratory. From mid 1997 to 1999, Mr. Feldschuh was a financial analyst doing Mergers & Acquisitions in the staffing industry for Headway Corporate Resources. Mr. Feldschuh then worked for Delia’s Inc. as a Financial Controller until 2001 when he rejoined Daxor Corporation as Vice President of Operations. In 2003, Mr. Feldschuh was named Chief Financial Officer. Stephen Feldschuh is the son of Dr. Joseph Feldschuh, CEO.

DIANE M. MEEGAN, Corporate Secretary, joined Daxor Corporation in February 2002, as the Senior Executive Assistant to the CEO and President. Ms. Meegan served as the Official Executive Assistant to the CEO of Newbridge Securities, a wholly owned subsidiary of Citigroup, for 13 years. For

4 years, she served as a member of their Problem Review Board. Ms. Meegan also served as the Executive Assistant to the Head of Operations at Instinet Clearing Services. Ms. Meegan is currently the Corporate Secretary at Daxor Corporation. She functions in the capacity of a senior administrative assistant.

DAVID FRANKEL, Treasurer, joined Daxor Corporation at the end of 2005. Prior to joining Daxor, Mr. Frankel was employed as a Controller at Strategic Workforce Solutions in New York. Prior to that, Mr. Frankel was the Controller at Stern Stewart & Co. from 1997 to 2004, where he oversaw accounting for nine international offices and directly supervised a staff of six among his responsibilities. Mr. Frankel reports to the Chief Financial Officer.

JOHN REYES-GUERRA, Vice President of Sales and Marketing, has 17 years of healthcare/medical product and service sales experience. Mr. Reyes-Guerra joined Daxor as the Northeast Regional Manager in 2002. In May 2004 he was promoted to Vice President of Sales and Marketing. During the past year, he has been responsible for assembling a eight person sales team and a seven person support team. He has also coordinated the development of sales and marketing materials. Prior to Daxor, he held various sales and sales management positions with Toshiba Medical Systems, Stryker Medical, Picker Health Care Products, and BFI Medical Systems. Mr. Reyes-Guerra is a 1987 graduate of Elmira College.

RONALD H. BALDRY, Vice President of Engineering, was educated at the University of Durham in Great Britain, where he received his B.S.E.E, specializing in electronic instruments. Mr. Baldry was employed as a development engineer for instrumentation at nuclear research establishments in the United Kingdom and at Oak Ridge National Laboratory. Mr. Baldry was involved in the original mechanical design of the Company’s BVA-100 Blood Volume Analyzer. Mr. Baldry was appointed Vice President/Engineering in 1996. He heads Daxor Oak Ridge. Mr. Baldry has been responsible for coordinating construction of the BVA-100 manufacturing facility. His responsibilities include coordination of other sub-contractors involved in the manufacturing of the BVA system.

GARY FISCHMAN, Vice President of Research & Development, obtained his Doctor of Podiatric Medicine from the Pennsylvania College of Podiatric Medicine and his Ph.D. in Pathology from Thomas Jefferson University. He served as Professor in Physiology. He joined Daxor Corporation in May 1998 and comes from a background of teaching and research. He is a diplomate of the American Academy of Pain Management. Dr. Fischman is currently Vice President of Research at Daxor Corporation. Dr. Fischman serves as the coordinator between various users of the BVA-100 for Quality Assurance testing and review of complex cases. He assists Dr. Feldschuh in evaluation and support of ongoing research projects.

EXECUTIVE COMPENSATION

The following is the executive compensation for officers earning more than $100,000.00

Dr. Joseph Feldschuh, the Company President, CEO, and Chairman of the Board of Directors:

Name & Position	Year	Salary ($)	Bonus ($)	Benefits	Options Currently Held

Joseph Feldschuh, M.D., Chief	2005	$219,231	$25,000	$10,000	4,000
Executive Officer and President	2004	$201,050	$20,000	$10,000
	2003	$199,512	$15,000	$10,000

Stephen Feldschuh, Chief Financial	2005	$161,539	$15,000	$8,435	18,000
Officer and Vice President of Operations	2004	$146,146	$15,000	$8,435
	2003	$134,768	0	$8,435

Ronald N. Baldry, Vice President of	2005	$166,204	0	$1,500	0
Engineering	2004	$162,313	0	$1,500
	2003	$165,982	0	$1,500

John Reyes-Guerra, Vice President of	2005	$129,734	$25,000	$8,435	22,000
Sales and Marketing	2004	$112,659	$25,000	$8,435
	2003	$120,798	0	$8,435

STOCK OPTIONS

As of December 31, 2005, Daxor Corporation has granted 78,100 stock options with strike prices ranging from $15.20 to $25.53 per share. Utilizing the Black-Scholes option valuation model (American) the net additional expense of the additional stock options with a stock price of December 31, 2005 would be $82,790. This amount represents 2 cents to the Company’s EPS.

AUDIT COMMITTEE CHARTER

The Committee’s function is one of oversight, recognizing that the Company’s management is responsible for preparing the Company’s financial statements, and the independent auditor is responsible for auditing those statements. In adopting this charter, the Board acknowledges that the Committee members are not employees for the Company and are not providing expert or special assurance as to the Company’s financial statements to any professional certification as to the external auditor’s work or auditing standards.

Each member of the Committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Company that provide information to the Committee and the accuracy and completeness of the financial and other information provided to the Committee by such persons or organizations, absent actual knowledge to the contrary. The Company stock is listed on the American Stock Exchange and is governed by listing standards.

AUDIT COMMITTEE REQUIREMENTS

Each member qualifies as independent as defined in the Corporate Governance Guidelines. The Board includes at least one member who is an “Audit Committee Financial Expert” as such term may be defined from time to time by the SEC.

AUDIT COMMITTEE RESPONSIBILITIES

The Audit Committee’s responsibilities must comply with Rule 10A-3(b) (2), (3), (4) and (5) under the Securities Exchange Act of 1934. The Audit Committee will discuss with management the Company’s earnings press releases prior to their release, including the use of “pro-forma” or “adjusted” non GAAP information, as well as financial information and earnings guidance provided to analysts and ratings agencies. It has been, and is the current policy of the company to use information only in accordance with GAAP standards.

INVESTMENT RISK MANAGEMENT

Members of the Board of Directors have the power to approve the Company’s investments. Such policies are formally reviewed by the Board of Directors at least once a year. The Audit Committee reviews results quarterly. All individual investment decisions are made solely by Dr. Feldschuh. Dr. Feldschuh devotes approximately 10 – 15 % of his time, about 5 – 7.5 hours per week, on the portfolio. Additional information concerning investment policies can be found on Page 23 of the 2005 10-K, and investment results can be found in the 2005 10-K under “Consolidated Statements of Income”.

PROCESSES

Management shall prepare annually, for review and approval by the Audit Committee, detailed procedures and processes for carrying on the Audit Committee’s duties and responsibilities.

ADDITIONAL AUTHORITY

The Audit Committee shall have the authority to direct an investigation by the independent auditors into any matter related to the Company’s business and affairs. In addition, the Audit Committee shall have the authority to utilize internal company resources, and to retain such outside counsel and/or other resources as it deems necessary at any time in carrying out the duties of the Audit Committee.

MEETINGS

The Audit Committee will meet on an as needed basis, but not less frequently than quarterly. Meetings will be called as needed to discuss any significant issues, including those related to the review of any Form 10-Q by the Company’s independent auditors.

It is intended that any management representative present at any meeting of the Audit Committee withdraw for a period at the end of each meeting so as to permit discussion in private with the independent auditors.

REPORTING REQUIREMENTS

Annually the Audit Committee will report to the Board of Directors that:

•	The Company’s audited financial statements have been reviewed and discussed with the independent auditors, including all required SAS No. 61 communications.
•

The Audit Committee has executed its responsibility to oversee the independent auditors. In particular, the Audit Committee shall (a) require (and shall so report to the Board) that the independent auditors deliver to the Audit Committee a formal written statement delineating all relationships between such accountants and the Company and (b) engage in a dialogue with such auditors concerning whether the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, taking into account the opinions of management and internal auditors.

        The Company’s financial statements are included in the Company’s Annual Report on Form 10-K. 9

•	The required Audit Committee duties and responsibilities have been met for the most recently completed fiscal year.

REPORT OF THE AUDIT COMMITTEE

In 2006, the Audit Committee:

•	Reviewed and discussed the Company’s 2005 audited financial statements with the Company’s management.

•

Discussed with the independent auditors, Rotenberg Meril Solomon Bertiger & Guttilla, P.C. Certified Public Accountants the matters required to be discussed by the American Institute of Certified Public Accountants Auditing Standards Board Statement on Auditing Standards No.61 (“Communication with Audit Committees”) which includes, among other items, matters related to the conduct of the Company’s financial statements.

Based on the review and discussion of the Company’s 2005 audited financial statements with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, filed with the Securities and Exchange Commission.

April 28, 2006	Members of the Audit Committee:
Robert Willens, Chairman
James Lombard
Martin S. Wolpoff

AUDIT FEES

Outside auditors for Daxor Corporation are reviewed and elected on a yearly basis by the shareholders.

During 2005, Rotenberg Meril Solomon Bertiger & Guttilla, P.C. Certified Public Accountants. Audited Daxor Corporations consolidated financial statements, reviewed financial information in filings with the Securities and Exchange Commission, and provided tax services. Fees for services rendered in 2005 by Rotenberg Meril Solomon Bertiger & Guttilla, P.C. Certified Public Accountants were $66,000. A member of the firm is expected to be present at the Annual Meeting.

STOCK OPTION PLAN

In 1994, the Company adopted a stock option plan under Section 422(b) of the Internal Revenue Code wherein options would be granted to key employees, officers, and directors where the exercise would at least equal the fair market value on the date of the grant. The 1994 Company Stock Option Plan expired in June 2004. Under the new stock option plan filed in 2004, in accordance to Section 422 (b) of the Internal Revenue Code, options are granted to key employees, officers, directors, and consultants where the exercise equals at least 110% of the fair market value on the date of the grant. Subject to adjustment as provided in the Plan, the stock to be offered shall consist of shares of the Company’s authorized but unissued Common Stock, $.01 par value, and the aggregate amount of stock to be delivered upon exercise of all options granted under the Plan shall not exceed 200,000 of such shares, or 5% of the Company’s outstanding shares, whichever is the larger number.

ITEM 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTANTS

The Audit Committee of the Board has selected Rotenberg Meril Solomon Bertiger & Guttilla, PC, Certified Public Accountants, to serve as the independent registered public accountants for the fiscal year ending Decmeber 31, 2006. RMSB&G is familiar with our operations and the Audit Committee is satisfied with RMSB&G’s reputation in the auditing field, its personnel, its professional qualifications and its independence.

PERFORMANCE GRAPH

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURNS

The following graph demonstrates the performance of the cumulative total return to the stockholders of the Company’s common stock during the previous five years with that of the Standard & Poor’s 500 and Value Line Medical Supplies Index.

Comparison of Five-Year Cumulative Total Return*

Daxor Corporation, Standard & Poors 500 And Value Line Medical Supplies Index

(Performance Results Through 12/31/05)

Assumes $100 invested at the close of trading 12/00 in Daxor Corporation common stock, Standard & Poors 500, and Medical Supplies .

*Cumulative total return assumes reinvestment of dividends.

Factual material is obtained from sources believed to be reliable, but the publisher is not responsible for any errors or omissions contained herein.

	2000	2001	2002	2003	2004	2005
Daxor Corporation	100.00	187.68	141.79	141.31	220.16	165.36
Standard & Poors 500	100.00	86.96	66.64	84.22	91.79	94.55
Medical Supplies	100.00	120.55	114.09	143.57	173.97	185.87

OTHER MATTERS

As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by the stockholders, proxies in the enclosed form returned to the Company or other custodians will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

ADDITIONAL INFORMATION

Stockholder Proposals for the 2007 Annual Meeting

Stockholders interested in presenting a proposal for consideration at the Company’s annual meeting of stockholders in 2006 may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 and the Company’s by-laws. To be eligible for inclusion in the proxy statement, the stockholder proposals must be received by the Company’s President no later than December 15, 2006.

Stockholders interested in presenting a proposal at the Company’s annual meeting of stockholders outside the procedures prescribed in Rule 14a-8 (i.e. a proposal to be presented at the annual meeting of stockholders in 2006 but not included in the Company’s proxy statement) must be received by the Company’s President no later than January 30, 2007 to be considered timely. Under the SEC’s proxy voting rules, the Company may exercise discretionary voting authority on stockholder proposals received after such date.

By Order of the Board of Directors,

Diane M. Meegan

Corporate Secretary

April 28, 2006

New York, NY

A COPY OF THE COMPANY’S ANNUAL REPORT OR FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2005 MAY BE OBTAINED BY SHAREHOLDERS SOLICITED HEREBY (WITHOUT CHARGE) UPON WRITTEN REQUEST TO DIANE M. MEEGAN, INVESTOR RELATIONS, DAXOR CORPORATION, 350 FIFTH AVENUE, SUITE 7120, NEW YORK, NEW YORK, 10118. THE 10-K IS ALSO ACCESSIBLE THROUGH THE COMPANY WEBSITE WWW. DAXOR.COM.